CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Total revenues	$ 0	$ 0
Costs and expenses
General and administrative	340,430	358,175
Amortization of patent costs	86,433	86,433
Abandoned asset acquisition costs	0	389,106
Start-up real estate costs	23,442	0
Loss from equity in other ventures	355	213
Total costs and expenses	450,660	833,927
Operating (loss)	(450,660)	(833,927)
Other income
Interest income	2,678	3,049
Total other income	2,678	3,049
(Loss) before income tax provision	(447,982)	(830,878)
Provision for franchise and income taxes	39,724	39,593
Net (loss)	$ (487,706)	$ (870,471)
Basic and diluted net (loss) per share (in dollars per share)	$ (0.04)	$ (0.07)
Weighted average shares of common stock outstanding - basic and diluted (in shares)	13,144,040	13,144,040